CLEARBRIDGE GLOBAL INFRASTRUCTURE INCOME FUND

Schedule of investments (unaudited)	June 30, 2020

SECURITY	SHARES	VALUE
COMMON STOCKS - 96.9%
COMMUNICATION SERVICES - 0.3%
Media - 0.3%
Eutelsat Communications SA	8,861	$81,646	(a)

ENERGY - 4.9%
Oil, Gas & Consumable Fuels - 4.9%
Enbridge Inc.	13,943	423,959
Gibson Energy Inc.	25,545	397,588
Williams Cos. Inc.	26,893	511,505

TOTAL ENERGY		1,333,052

INDUSTRIALS - 8.8%
Transportation Infrastructure - 8.8%
Aena SME SA	1,713	228,048	*(a)(b)
Atlas Arteria Ltd.	59,441	272,952	(a)
China Merchants Port Holdings Co. Ltd.	101,799	120,130	(a)
Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	43,200	311,851
Sydney Airport	85,314	334,503	(a)
Transurban Group	117,223	1,144,693	(a)

TOTAL INDUSTRIALS		2,412,177

REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.6%
Crown Castle International Corp.	4,213	705,045

UTILITIES - 80.3%
Electric Utilities - 38.5%
AusNet Services	779,767	899,471	(a)
CFE Capital S de RL de CV	506,636	538,278
Duke Energy Corp.	10,768	860,256
Edison International	12,677	688,488
EDP-Energias de Portugal SA	202,666	966,537	(a)
Emera Inc.	24,634	969,320
Hydro One Ltd.	27,704	520,980	(b)
Red Electrica Corp. SA	84,180	1,569,116	(a)
Spark Infrastructure Group	697,286	1,046,255	(a)
SSE PLC	48,433	817,741	(a)
Terna Rete Elettrica Nazionale SpA	139,312	956,467	(a)
Transmissora Alianca de Energia Eletrica SA	124,900	653,887

Total Electric Utilities		10,486,796

Gas Utilities - 9.9%
APA Group	103,146	794,262	(a)
Enagas SA	11,222	273,929	(a)

See Notes to Schedule of Investments.

ClearBridge Global Infrastructure Income Fund 2020 Quarterly Report	1

CLEARBRIDGE GLOBAL INFRASTRUCTURE INCOME FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2020

SECURITY		SHARES	VALUE
Gas Utilities - (continued)
Italgas SpA		98,333	$570,584	(a)
Snam SpA		220,963	1,074,731	(a)

Total Gas Utilities			2,713,506

Independent Power and Renewable Electricity Producers - 13.8%
Clearway Energy Inc., Class C Shares		51,810	1,194,739
NextEra Energy Partners LP		28,005	1,436,096
TerraForm Power Inc., Class A Shares		61,232	1,129,118

Total Independent Power and Renewable Electricity Producers			3,759,953

Multi-Utilities - 9.5%
CenterPoint Energy Inc.		12,061	225,179
Dominion Energy Inc.		14,163	1,149,752
National Grid PLC		99,162	1,214,260	(a)

Total Multi-Utilities			2,589,191

Water Utilities - 8.6%
Aguas Andinas SA, Class A Shares		2,255,533	763,927
Pennon Group PLC		32,806	454,350	(a)
Severn Trent PLC		18,888	579,511	(a)
United Utilities Group PLC		48,028	541,005	(a)

Total Water Utilities			2,338,793

TOTAL UTILITIES			21,888,239

TOTAL COMMON STOCKS (Cost - $25,650,441)			26,420,159

RATE
PREFERRED STOCKS - 1.0%
UTILITIES - 1.0%
Electric Utilities - 1.0%
Cia de Transmissao de Energia Eletrica Paulista (Cost - $251,415)	1.739%	66,800	257,344

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $25,901,856)			26,677,503

SHORT-TERM INVESTMENTS - 2.9%
Invesco Government & Agency Portfolio, Institutional Class (Cost - $808,185)	0.099%	808,185	808,185

TOTAL INVESTMENTS - 100.8% (Cost - $26,710,041)			27,485,688
Liabilities in Excess of Other Assets - (0.8)%			(229,682)

TOTAL NET ASSETS - 100.0%			$27,256,006

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

See Notes to Schedule of Investments.

2	ClearBridge Global Infrastructure Income Fund 2020 Quarterly Report

CLEARBRIDGE GLOBAL INFRASTRUCTURE INCOME FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2020

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Global Infrastructure Income Fund 2020 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Global Infrastructure Income Fund (prior to February 1, 2020, known as RARE Global Infrastructure Income Fund, and prior to December 19, 2019, known as RARE Global Infrastructure Value Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)*	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks:
Communication Services	—	$81,646	—	$81,646
Industrials	$311,851	2,100,326	—	2,412,177
Utilities	10,130,020	11,758,219	—	21,888,239
Other Common Stocks	2,038,097	—	—	2,038,097
Preferred Stocks	257,344	—	—	257,344

Total Long-Term Investments	12,737,312	13,940,191	—	26,677,503

Short-Term Investments†	808,185	—	—	808,185

Total Investments	$13,545,497	$13,940,191	—	$27,485,688

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

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